Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Quarterly Report of SKRM Interactive, Inc. (the “Company”) on Form 10-QSB/A for the quarterly period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pericles DeAvila, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Pericles DeAvila
Pericles DeAvila, Chief Financial Officer
February 25, 2008